UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2006


                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)

               DELAWARE                 1-8501               36-3217140
     (State or other jurisdiction     (Commission          (IRS Employer
           of incorporation)          File Number)       Identification No.)

                             101 North Wacker Drive
                             Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e- 4(c))

Item 1.01   Entry Into a Material Definitive Agreement

Approval of the 2006 Incentive Stock Plan
-----------------------------------------

         At the 2006 Annual Meeting of Stockholders of Hartmarx Corporation (the "Company") held on April 20, 2006, the Company's stockholders approved the 2006 Incentive Stock Plan (the "2006 Plan"). The 2006 Plan was adopted by the Company's Board of Directors on January 26, 2006, subject to the approval of Company stockholders, and became effective with such stockholder approval on April 20, 2006.

         The 2006 Plan provides for the grant of equity awards to key employees of the Company and its subsidiaries, including, stock options to purchase shares of the Company's common stock, restricted stock awards, restricted stock units, stock appreciation rights and other stock-based awards. The term of the 2006 Plan expires on April 19, 2016. A more detailed description of the terms of the 2006 Plan can be found in the Company's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 24, 2006 (the "Proxy Statement") under "Item (2) - 2006 Incentive Stock Plan" and is incorporated by reference herein.

Approval of the 2006 Stock Compensation Plan for Non-Employee Directors
-----------------------------------------------------------------------

         At the 2006 Annual Meeting of Stockholders of Hartmarx Corporation (the "Company") held on April 20, 2006, the Company's stockholders approved the 2006 Stock Compensation Plan for Non-Employee Directors (the "2006 Director Plan"). The 2006 Director Plan was adopted by the Company's Board of Directors on January 26, 2006, subject to the approval of Company stockholders, and became effective with such stockholder approval on April 20, 2006.

         The 2006 Director Plan provides for the grant of stock options to purchase shares of the Company's common stock and awards of deferred director stock awards to non-employee directors of the Company. The term of the 2006 Director Plan expires on April 19, 2016. A more detailed description of the terms of the 2006 Director Plan can be found in the Proxy Statement under "Item
(3) - 2006 Stock Compensation Plan for Non-Employee Directors" and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         10-A-1 Hartmarx Corporation 2006 Incentive Stock Plan (incorporated by reference to Exhibit A to Hartmarx Corporation's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 24, 2006 (File No.1-8501)).

         10-A-2 Hartmarx Corporation 2006 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to Hartmarx Corporation's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 24, 2006, File No.1-8501)).

         10-A-3 Form of Employee Stock Option (Non-Qualified) Grant Document Under the 2006 Incentive Stock Plan.

         10-A-4 Form of Incentive Stock Option Grant Document Under the 2006 Incentive Stock Plan.

         10-A-5 Form of Restricted Stock Award Grant Document Under the 2006 Incentive Stock Plan.

         10-A-6 Form of Restricted Stock Unit Grant Document Under the 2006 Incentive Stock Plan.

         10-A-7 Form of Director Stock Option (Non-Qualified) Grant Document Under the 2006 Stock Compensation Plan for Non-Employee Directors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HARTMARX CORPORATION


                                             /s/ TARAS R. PROCZKO
                                             -----------------------------
                                             Taras R. Proczko
                                             Senior Vice President
Dated: April 25, 2006

EXHIBIT LIST


         Exhibit Number    Description
         --------------    -----------

         10-A-1 Hartmarx Corporation 2006 Incentive Stock Plan (incorporated by reference to Exhibit A to Hartmarx Corporation's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 24, 2006 (File No.1-8501)).

         10-A-2 Hartmarx Corporation 2006 Stock Compensation Plan for Non-Employee Directors (incorporated by reference to Exhibit B to Hartmarx Corporation's definitive proxy statement for the 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 24, 2006, File No.1-8501)).

         10-A-3 Form of Employee Stock Option (Non-Qualified) Grant Document Under the 2006 Incentive Stock Plan.

         10-A-4 Form of Incentive Stock Option Grant Document Under the 2006 Incentive Stock Plan.

         10-A-5 Form of Restricted Stock Award Grant Document Under the 2006 Incentive Stock Plan.

         10-A-6 Form of Restricted Stock Unit Grant Document Under the 2006 Incentive Stock Plan.

         10-A-7 Form of Director Stock Option (Non-Qualified) Grant Document Under the 2006 Stock Compensation Plan for Non-Employee Directors.